September 22, 1997

VIA EDGAR
---------

Securities and Exchange Commission
450 5th Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

      Re:   TIERS{sm} Series CHAMT Trust 1997-7
            Structured Products Corp.
            Registration Statement on Form S-3, No. 33-55860
            ------------------------------------------------

Ladies and Gentlemen:

            On behalf of Structured Products Corp. as the depositor of TIERS{sm} Asset-Backed Securities Series CHAMT Trust 1997-7, we transmit for filing a Current Report on Form 8-K dated September 22, 1997 pursuant to Section 15(d) or Section 13 as promulgated under the Securities Exchange Act of 1934, as amended.

            Should you have any questions, please contact me at (212) 878-8473 or Richard Vecchiolla at (212) 878-3272.

                                    Very truly yours,



                                    Steven T. Kolyer

ENCS.
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cc:  Timothy Beaulac (w/o enclosure)